SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               WHITMAN CORPORATION
             (Exact name of registrant as specified in its charter)


                Date of Report (Date of earliest event reported):
                                February 5, 1999

                                    Delaware
                 (State or other jurisdiction of incorporation)


                 001-4710                                36-6076573
           (Commission File No.)              (IRS Employer Identification No.)

            3501 Algonquin Road                             60008
         Rolling Meadows, Illinois                       (Zip Code)
  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 818-5000

Item 5. OTHER EVENTS.

            On February 5, 1999, Whitman Corporation and PepsiCo, Inc. entered into an agreement in the form filed herewith as Exhibit 99.1 and the form of such agreement is hereby incorporated herein by reference.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

           99.1 Form of Letter Agreement, dated February 5, 1999, between Whitman Corporation and PepsiCo, Inc.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 5, 1999

                                    WHITMAN CORPORATION



                                    By:   /s/ WILLIAM B. MOORE
                                       --------------------------------
                                       Name:  William B. Moore
                                       Title: Senior Vice President,Secretary
                                              and General Counsel

                                  EXHIBIT LIST


  No.
  99.1 Form of Letter Agreement, dated February 5, 1999, between Whitman Corporation and PepsiCo, Inc.






                                       3